UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): January 16, 2025
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 16, 2025, TransUnion announced that it entered into a definitive agreement, through its wholly owned subsidiary, TransUnion Reverse Exchange, S. de R.L. de C.V., to acquire majority ownership of Trans Union de Mexico, S.A., S.I.C., the consumer credit business of Buró de Crédito (the “Transaction”). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
In addition, TransUnion is providing supplemental information regarding the Transaction in connection with a presentation to analysts and investors to be held on January 16, 2025. A copy of the investor presentation is attached as Exhibit 99.2 hereto and incorporated by reference herein.
The information furnished pursuant to Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be incorporated by reference into future filings by TransUnion under the Securities Act of 1933, as amended, or under the Exchange Act, unless TransUnion expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release of TransUnion, dated January 16, 2025 (furnished pursuant to Item 7.01).
99.2	Investor Presentation, dated January 16, 2025 (furnished pursuant to Item 7.01).
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: January 16, 2025	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer